Exhibit 99.1

Image of Ebola viruses exiting host cells - Courtesy of NIAID 1

The following presentation may contain predictions, estimates, and other forward looking statements that involve risks and uncertainties, including whether and when our products are successfully developed and introduced ; market acceptance of the Aethlon Hemopurifier® and other product offerings ; regulatory delays, manufacturing delays, and other risks detailed in our SEC filings, which are accessible at www . sec . gov or on our website : www . AethlonMedical . com

TO ADDRESS U NMET NEEDS IN GLOBAL HEALTH & BIODEFENSE FOCUS

; 4 MISSION

FDA EXPEDITED ACCESS PATHWAY PROGRAM SUBMISSION 6

THE UNITED STATES FOOD AND DRUG ADMINISTRATION (FDA) HAS DESIGNATED THE AETHLON HEMOPURIFIER ® TO THE EXPEDITED ACCESS PATHWAY (EAP) PROGRAM RELATED TO THE TREATMENT OF LIFE - THREATENING VIRUSES THAT ARE NOT ADDRESSED WITH AN APPROVED THERAPY

INFECTIOUS HUMAN VIRUSES A SIGNIFICANT UNMET NEED IN GLOBAL HEALTH & BIODEFENSE &HQWHU IRU ;,PPXQLW\DQG(YROXWLRQ 8QLYHUVLW\RI(GLQEXUJK 8

9 A SIGNIFICANT UNMET NEED IN GLOBAL HEALTH & BIODEFENSE

Hemopurifier® attributes
Rethinking the treatment of viral pathogens

Structure-specific not disease-specific mechanism of action

Glycan shield (the immune cloak) capture mechanism

Eliminates highly glycosylated viruses from the entire circulatory system

Companion assay reinforces mechanism performance

Deployed on an established global instrument network



Image of HIV glycan shield in green
Courtesy of Oxford University

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aethlon MEDICAL, INC.

The Aethlon Hemopurifier®

From theoretical concept to clinical reality



☑ >16 *in vitro* virus capture studies

☑ Four investigational human studies (outside U.S.)

☑ recently concluded an FDA approved Human Feasibility study

☑ received Expedited Access Pathway (EAP) designated from the FDA

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aethlon MEDICAL, INC.

GOAL OF OUR EAP PROGRAM SUBMISSION

HEMOPURIFIER ® CAPTURE VALIDATIONS OF HIGHLY GLYCOSYLATED VIRUSES ŗŚ

Hemopurifier® in vitro capture validations

Bioterror & Pandemic Threat Viruses

☑ Ebola (CDC, USAMRIID & Human Experience)

☑ Lassa (Southwest Foundation for Biomedical Research)

☑ MERS-CoV (Goethe University Research Institute)

☑ Smallpox (Battelle Memorial Research Institute) (based on Monkeypox & Vaccinia models)



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aethlon MEDICAL, INC.

Hemopurifier® in vitro capture validations

Mosquito-Borne Viruses

- ☑ Chikungunya (National Institute of Virology)
- ☑ Dengue (National Institute of Virology)
- ☑ West Nile (Battelle Memorial Research Institute)
- ☑ Zika (Aethlon Research Team)



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aethlon MEDICAL, INC.

Hemopurifier® in vitro capture validations

Pandemic Influenza Viruses

- ☑ H1N1 Swine Flu (Aethlon Research Team)
- ☑ H5N1 Bird Flu (Battelle Memorial Research Institute)
- ☑ Spanish Flu of 1918-R (Battelle MRI)

Actual Spanish Flu of 1918 pandemic resulted in approximately 50 million deaths worldwide.


EPIDEMIC
INFLUENZA
(SPANISH)
This Disease is Highly Communicable.
It May Develop into a Severe Pneumonia.
There is no medicine which will prevent it.
Keep away from public meetings, theatres and other places where crowds are assembled.
Keep the mouth and nose covered while coughing or sneezing.
When a member of the household becomes ill, place him in a room by himself.
The room should be warm, but well ventilated.
The attendant should put on a mask before entering the room of those ill of the disease.
TO MAKE A MASK
ISSUED BY THE PROVINCIAL BOARD OF HEALTH

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aethlon MEDICAL, INC.

Hemopurifier® in vitro capture validations

Chronic & Latent Viruses

☑ Human Immunodeficiency Virus (Aethlon Research Team & Human Treatment Outcomes)

☑ Hepatitis C Virus (Aethlon Research Team & Human Treatment Outcomes)

☑ Cytomegalovirus (DOD-DARPA)

☑ Epstein-Barr Virus (DOD-DARPA)

☑ Herpes Simplex Virus-1 (DOD-DARPA)



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aethlon MEDICAL, INC.

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d , dZ dD Ed K& K s/Zh^ A SINGLE 6 . 5 - HOUR ADMINISTRATION OF H EMOPURIFIER ® THERAPY WAS DELIVERED TO THE PATIENT , WHO WAS COMATOSE WITH MULTIPLE ORGAN FAILURE . ŘŖ

THE TREATMENT OF EBOLA VIRUS

VIRUS CAPTURE ASSAY RESULT

Extracorporeal Virus Elimination for the Treatment of Severe Ebola Virus Disease - First Experience with Lectin Affinity Plasmapheresis Büttner S. a · Koch B. a · Dolnik O. b · Eickmann M. b · Freiwald T. a · Rudolf S. a · Engel J. a · Becker S. b · Ronco C. c · Geiger H. a Author affiliations Corresponding Author Keywords: Ebola virusGlycoproteinLectin affinityPlasmapheresis February 2015 Abstract Therapeutic options for Ebola virus disease (EVD) are currently limited to (1) best supportive care, and (2) evolving virus - specific therapies, resulting from decades of analyzing one of the world's deadliest diseases . Supportive care ranges from oral or intravenous rehydration therapy and anti - emetics in developing countries to much more extensive life - support interventions in resource - rich countries . Current EVD - specific therapies attempt to either interfere with the earliest steps of viral replication or to elicit a strong immune response against the virus . An entirely new approach is the extracorporeal elimination of viruses and viral glycoproteins by lectin affinity plasmapheresis . Herein, we report for the first time the successful and safe use of lectin affinity plasmapheresis in a patient with severe Ebola virus disease .

A SIGNIFICANT UNMET NEED IN GLOBAL HEALTH & BIODEFENSE

THE AETHLON HEMOPURIFIER ALIGNS TO MEET 5 DIFFERENT PHEMCE OBJECTIVES

LEVERAGE EAP PATHWAY DESIGNATION TO ESTABLISH COMMERCIALIZATION PATHWAY FOR VIRUSES THAT ARE ; LIFE - THREATENING • HIGHLY - GLYCOSYLATED NOT ADDRESSED WITH AN APPROVED THERAPY • AND , HAVE BEEN VALIDATED TO BE CAPTURED BY THE AETHLON HEMOPURIFIER

Focused on diagnosing diseases that are current or future therapeutic targets for Aethlon Medical